                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): July 15, 1998



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-23108                 Not Applicable
--------                            -------                 --------------
(State of                           (Commission             (IRS Employer
organization)                       File Number)            Identification No.)




c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                        19720
---------------------------------------------------
(Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code: (302) 323-7184



                                  Not Applicable
                ----------------------------------------------
                (Former address, if changed since last report)


                                  Page 1 of 134
                         Index to Exhibits is on page 7

Item 5.  Other Events
         ------------

A) Series 1993-1:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders' Statement for the June 1998 Due Period with respect to Series 1993-1, which is attached as Exhibit 20(a) hereto.

B) Series 1993-2:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders' Statement for the June 1998 Due Period with respect to Series 1993-2, which is attached as Exhibit 20(b) hereto.

C) Series 1993-3:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders' Statement for the June 1998 Due Period with respect to Series 1993-3, which is attached as Exhibit 20(c) hereto.

D) Series 1994-2:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders' Statement for the June 1998 Due Period with respect to Series 1994-2, which is attached as Exhibit 20(d) hereto.

E) Series 1994-3:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders' Statement for the June 1998 Due Period with respect to Series 1994-3, which is attached as Exhibit 20(e) hereto.

F) Series 1994-A:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders' Statement for the June 1998 Due Period with respect to Series 1994-A, which is attached as Exhibit 20(f) hereto.

G) Series 1995-1:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders' Statement for the June 1998 Due Period with respect to Series 1995-1, which is attached as Exhibit 20(g) hereto.

H) Series 1995-2:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1995-2, which is attached as Exhibit 20(h) hereto.

I) Series 1995-3:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1995-3, which is attached as Exhibit 20(i) hereto.

J) Series 1996-1:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1996-1, which is attached as Exhibit 20(j) hereto.

K) Series 1996-2:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1996-2, which is attached as Exhibit 20(k) hereto.

L) Series 1996-3:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1996-3, which is attached as Exhibit 20(l) hereto.

M) Series 1996-4:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1996-4, which is attached as Exhibit 20(m) hereto.

N) Series 1997-1:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1997-1, which is attached as Exhibit 20(n) hereto.

O) Series 1997-2:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1997-2, which is attached as Exhibit 20(o) hereto.

P) Series 1997-3:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1997-3, which is attached as Exhibit 20(p) hereto.

Q) Series 1997-4:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1997-4, which is attached as Exhibit 20(q) hereto.

R) Series 1998-1:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1998-1, which is attached as Exhibit 20(r) hereto.

S) Series 1998-2:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1998-2, which is attached as Exhibit 20(s) hereto.

T) Series 1998-3:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1998-3, which is attached as Exhibit 20(t) hereto.

U) Series 1998-4:
   -------------
On July 15, 1998 the Registrant made available the Monthly Certificateholders Statement for the June 1998 Due Period with respect to Series 1998-4, which is attached as Exhibit 20(u) hereto.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
c) Exhibits

Exhibit No.       Description
-----------       -----------
20(a)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1993-1.

20(b)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1993-2.

20(c)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1993-3.

20(d)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1994-2.

20(e)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1994-3.

20(f)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1994-A.

20(g)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1995-1.

20(h)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1995-2.

20(i)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1995-3.

20(j)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1996-1.

20(k)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1996-2.

20(l)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1996-3.

20(m)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1996-4.

20(n)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1997-1.

20(o)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1997-2.

20(p)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1997-3.

20(q)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1997-4.

20(r)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1998-1.

20(s)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1998-2.

20(t)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1998-3.

20(u)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1998-4.

                                   SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD MASTER TRUST I
                                  (Registrant)

                           By: GREENWOOD TRUST COMPANY
                               as originator of the Trust


                           By:       John J. Coane
                              -----------------------------
                              John J. Coane
                              Vice President, Director of
                              Accounting and Treasurer


Date: July 15, 1998

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
20(a)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1993-1.

20(b)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1993-2.

20(c)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1993-3.

20(d)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1994-2.

20(e)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1994-3.

20(f)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1994-A.

20(g)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1995-1.

20(h)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1995-2.

20(i)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1995-3.

20(j)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1996-1.

20(k)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1996-2.

20(l)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1996-3.

20(m)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1996-4.

20(n)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1997-1.

20(o)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1997-2.

20(p)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1997-3.

20(q)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1997-4.

20(r)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1998-1.

20(s)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1998-2.

20(t)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1998-3.

20(u)             Monthly Certificateholders' Statement, related to the Due
                  Period ending June 30, 1998, for Series 1998-4.